Compass Bancshares, Inc. P.O. Box 10566 Birmingham, Alabama 35296

For Immediate Release July 18, 2005 For Further Information:	Ed Bilek, Investor Relations Web Site: www.compassweb.com	205/297-3331

COMPASS BANCSHARES REPORTS RECORD SECOND QUARTER EPS OF $0.81

Quarterly earnings reach all-time high of $102.5 million
Total revenue increases 8%; noninterest income up 11% from year ago
Solid loan growth continues; total loans up 13% from year ago
Average deposits increase 11%; led by a 15% increase in noninterest bearing deposits
NPA ratio declines to 0.34%; NCO ratio decreases to 0.40% from 0.51% in prior year

Compass Bancshares, Inc. (Nasdaq: CBSS) today reported record earnings of $201.2 million for the first six months of 2005, a 13 percent increase over the $178 million earned during the first six months of 2004. For the same time period, earnings per share increased 12 percent to $1.59 from $1.42 in the prior year. Return on average assets and return on average shareholders’ equity for the first six months of 2005 were 1.41 percent and 19.22 percent, respectively.

Earnings for the second quarter of 2005 increased 12 percent to $102.5 million compared to $91.7 million earned during the second quarter of 2004. Earnings per share for the second quarter of 2005 increased 11 percent to $0.81 from $0.73 in the prior year. Return on average assets and return on average shareholders’ equity for the second quarter of 2005 were 1.41 percent and 19.23 percent, respectively.

D. Paul Jones, Jr., Compass chairman and chief executive officer, stated, “Compass delivered another outstanding quarter highlighted by balanced top-line revenue growth, robust internal deposit generation, solid loan production and continued improvement in credit quality metrics. We are particularly encouraged by our ability to deliver strong growth to our shareholders in what continues to be a difficult operating environment. While the financial services industry continues to navigate the challenges of a rising interest rate environment, we believe Compass’ diversified business mix, low-cost deposit funding base, focus on credit quality and, most importantly, sales and service culture, position us well to manage during this period. Given these strengths, combined with the momentum of our core businesses and our ability to capitalize on our market share upside, we are cautiously optimistic about the remainder of 2005.”

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Jones added, “Compass’ record financial performance was fueled by an eight percent increase in revenue as both net interest income and noninterest income posted solid gains. Net interest income increased six percent from year ago levels driven by focused growth in earning assets and continued low-cost deposit generation. Each of our major fee-based businesses generated solid results as noninterest income increased 11 percent from prior year levels and now represents almost 41 percent of total revenue. Our ability to continue to grow top-line revenue, coupled with well contained expense growth of five percent, also resulted in enhanced operating leverage as our efficiency ratio improved to 54.63 percent.”

“In addition, focused growth in earning assets, particularly high-quality loans, continued with total loans increasing 13 percent over prior year levels. Equally important, our ability to fund loan demand primarily through internal deposit generation continued during the quarter. Average deposits increased 11 percent, led by a 15 percent increase in noninterest bearing deposits. We continue to emphasize the growth of noninterest bearing deposits which now represent more than 32 percent of Compass’ total deposits,” Jones stated.

“While our percent net interest margin increased to 3.60 percent from 3.58 percent a year ago, it will, along with net interest margins throughout the financial services industry, remain under pressure given the flattening of the yield curve and expectations that interest rates will continue to rise. Our focus, however, remains on generating sufficient volumes of high-quality loans and continued growth of low-cost deposits. Accordingly, during the second quarter we registered a $13.4 million increase in net interest income compared to a year ago.”

“Equally important, loan growth did not come at the expense of maintaining sound credit quality standards. Nonperforming assets as a percentage of loans and other real estate decreased to 0.34 percent compared to 0.50 percent in the second quarter of 2004. This marked the fifth consecutive quarter of improvement in this measure. Net charge-offs as a percentage of average loans also showed marked improvement, decreasing to 0.40 percent compared to 0.51 percent in the second quarter of 2004. In response to the strong loan growth we experienced, loan loss provision expense exceeded net charge-offs by $8.1 million during the quarter and our allowance for loan losses as a percentage of loans ended the quarter at 1.27 percent,” Jones said.

Compass operates 385 full-service banking centers including 139 in Texas, 89 in Alabama, 73 in Arizona, 42 in Florida, 32 in Colorado, and 10 in New Mexico. Compass will host a live conference call and webcast at 1:00 p.m. Central Time today. Additional material information, including forward-looking information such as considerations regarding future results, may be discussed during the presentation. To participate by telephone dial 1-888-543-2107, passcode Compass, or by webcast at www.compassweb.com. A copy of the presentation will be made available on our web site prior to the call. A replay of the conference call and webcast will be made available until midnight on July 25, 2005. To access a replay of the conference call dial 1-800-642-1687, conference ID 7767776. Additional information about Compass, a member of the S&P 500 Index and Dow Jones Select Dividend Index, can be found at www.compassweb.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Compass Bancshares, Inc. notes that any statements in this press release, and elsewhere, that are not historical facts are “forward-looking statements” that involve risks and uncertainties that may cause the Company’s actual results of operations to differ materially from expected results. For a discussion of such risks and uncertainties, see the Company’s Annual Report on Form 10-K for the most recently ended fiscal year as well as its other filings with the U.S. Securities and Exchange Commission.

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COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months
	Ended June 30
			%
	2005	2004	Change
EARNINGS SUMMARY
Net interest income	$ 240,186	$ 226,739	6
Noninterest income [a]	165,938	150,019	11
Total revenue [a]	406,124	376,758	8
Investment securities gains, net	79	-	-
Provision for loan losses	27,800	28,178	(1)
Noninterest expense	222,595	211,181	5
Pretax income	155,808	137,399	13
Income tax expense	53,357	45,654	17
Net income	$ 102,451	$ 91,745	12
Diluted earnings per share	$ 0.81	$ 0.73	11
Diluted weighted average
shares outstanding	126,212	124,947	1

	Six Months
	Ended June 30
			%
	2005	2004	Change
EARNINGS SUMMARY
Net interest income	$ 476,462	$ 449,600	6
Noninterest income [a]	320,499	289,723	11
Total revenue [a]	796,961	739,323	8
Investment securities gains, net	79	2,207	(96)
Provision for loan losses	48,073	52,523	(8)
Noninterest expense	444,467	421,328	5
Pretax income	304,500	267,679	14
Income tax expense	103,293	89,687	15
Net income	$ 201,207	$ 177,992	13
Diluted earnings per share	$ 1.59	$ 1.42	12
Diluted weighted average
shares outstanding	126,407	125,046	1

	Three Months
	Ended June 30

	2005	2004
SELECTED RATIOS
Average common equity to
average assets	7.34%	6.93%
Average loans to average
total deposits	107.20	107.46
Return on average assets	1.41	1.33
Return on average equity	19.23	19.17
Efficiency ratio [b]	54.63	55.84
Return on average tangible equity [c]	23.35	23.63
Book value per common share	$17.54	$15.63
Allowance for loan losses as
a % of total loans	1.27%	1.41%
Allowance for loan losses as
a % of nonperforming loans	490.65	400.42

	Six Months Ended June 30

	2005	2004
SELECTED RATIOS
Average common equity to
average assets	7.32%	7.00%
Average loans to average
total deposits	107.79	109.77
Return on average assets	1.41	1.31
Return on average equity	19.22	18.69
Efficiency ratio [b]	55.92	56.78
Return on average tangible equity [c]	23.38	23.05
Book value per common share	$17.54	$15.63
Allowance for loan losses as
a % of total loans	1.27%	1.41%
Allowance for loan losses as
a % of nonperforming loans	490.65	400.42

	Average for Three Months
	Ended June 30
			%
	2005	2004	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$19,592,145	$17,628,044	11
Total loans - managed	21,047,735	19,513,378	8
Total investment securities [d]	7,138,544	7,940,465	(10)
Earning assets [d]	26,800,057	25,631,460	5
Total assets	29,110,789	27,785,546	5
Noninterest bearing demand deposits	5,666,012	4,906,400	15
Interest bearing transaction
accounts	7,250,979	7,728,631	(6)
Total transaction accounts	12,916,991	12,635,031	2
Total deposits [d]	18,276,613	16,403,775	11
Shareholders' equity	2,136,798	1,924,432	11

	Average for Six Months
	Ended June 30
			%
	2005	2004	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$19,304,555	$17,606,069	10
Total loans - managed	20,801,635	19,285,007	8
Total investment securities [d]	7,155,908	7,550,648	(5)
Earning assets [d]	26,519,131	25,216,042	5
Total assets	28,818,313	27,371,878	5
Noninterest bearing demand deposits	5,551,727	4,746,982	17
Interest bearing transaction
accounts	7,344,685	7,719,821	(5)
Total transaction accounts	12,896,412	12,466,803	3
Total deposits [d]	17,909,488	16,038,965	12
Shareholders' equity	2,110,560	1,915,138	10

	Ending Balance
	June 30
			%
	2005	2004	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$20,050,122	$17,762,727	13
Total loans - managed	21,453,653	19,585,750	10
Total investment securities [d]	7,103,748	7,857,004	(10)
Earning assets [d]	27,223,842	25,689,247	6
Total assets	29,502,927	27,901,092	6
Noninterest bearing demand deposits	5,858,976	5,096,601	15
Interest bearing transaction
accounts	7,150,123	7,706,871	(7)
Total transaction accounts	13,009,099	12,803,472	2
Total deposits [d]	18,213,381	16,284,821	12
Shareholders' equity	2,178,356	1,915,802	14
Period-end shares outstanding	124,205	122,597	1

[a] Excludes gains on sales of investment securities.
[b] Ratio is calculated by dividing noninterest expense less merger and integration expense by taxable equivalent net
interest income plus noninterest income less gains on sales
of investment securities and business.
[c] Excludes amortization of intangibles, net of tax, and intangible assets.
[d] Includes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months Ended
	2005		2004
	Jun 30	Mar 31	Dec 31
EARNINGS SUMMARY
Net interest income	$240,186	$236,276	$235,697
Noninterest income [a]	165,938	154,561	153,346
Total revenue [a]	406,124	390,837	389,043
Investment securities
gains, net	79	-	-
Provision for loan losses	27,800	20,273	27,518
Loss on prepayment of
FHLB advances	-	-	-
Noninterest expense [b]	222,595	221,872	214,649
Pretax income	155,808	148,692	146,876
Income tax expense	53,357	49,936	48,686
Net income	$102,451	$98,756	$98,190
Diluted earnings per share	$0.81	$0.78	$0.78
Diluted weighted average
shares outstanding	126,212	126,388	126,008

	Three Months Ended
	2004
	Sep 30	Jun 30
EARNINGS SUMMARY
Net interest income	$226,531	$226,739
Noninterest income [a]	147,185	150,019
Total revenue [a]	373,716	376,758
Investment securities
gains, net	25,129	-
Provision for loan losses	25,617	28,178
Loss on prepayment of
FHLB advances	25,136	-
Noninterest expense [b]	207,365	211,181
Pretax income	140,727	137,399
Income tax expense	47,125	45,654
Net income	$93,602	$91,745
Diluted earnings per share	$0.75	$0.73
Diluted weighted average
shares outstanding	125,557	124,947

	Three Months Ended
	2005		2004
	Jun 30	Mar 31	Dec 31
SELECTED RATIOS
Average common equity to
average assets	7.34%	7.31%	7.19%
Average loans to average
total deposits	107.20	108.41	109.56
Return on average assets	1.41	1.40	1.39
Return on average equity	19.23	19.22	19.29
Efficiency ratio [c]	54.63	57.28	54.92
Return on average tangible equity [d]	23.35	23.40	23.50
Book value per common share	$17.54	$16.82	$16.59

	Three Months Ended
	2004
	Sep 30	Jun 30
SELECTED RATIOS
Average common equity to
average assets	7.04%	6.93%
Average loans to average
total deposits	109.61	107.46
Return on average assets	1.34	1.33
Return on average equity	19.06	19.17
Efficiency ratio [c]	55.29	55.84
Return on average tangible equity [d]	23.39	23.63
Book value per common share	$16.17	$15.63

	Jun 30,	Mar 31,	Annualized
	2005	2005	% Change
ENDING BALANCE SHEET
Total loans	$20,050,122	$19,167,027	18
Total loans - managed	21,453,653	20,674,408	15
Total investment securities [e]	7,103,748	7,194,787	(5)
Earning assets [e]	27,223,842	26,418,983	12
Total assets	29,502,927	28,795,231	10
Noninterest bearing demand deposits	5,858,976	5,728,329	9
Interest bearing transaction
accounts	7,150,123	7,431,405	(15)
Total transaction accounts	13,009,099	13,159,734	(5)
Total deposits [e]	18,213,381	17,637,774	13
Shareholders' equity	2,178,356	2,082,543	18

	Jun 30,	Mar 31,	Annualized
	2005	2005	% Change
QUARTER AVERAGE BALANCE SHEET
Total loans	$19,592,145	$19,013,770	12
Total loans - managed	21,047,735	20,552,800	10
Total investment securities [e]	7,138,544	7,173,465	(2)
Earning assets [e]	26,800,057	26,235,083	9
Total assets	29,110,789	28,522,588	8
Noninterest bearing demand deposits	5,666,012	5,436,172	17
Interest bearing transaction
accounts	7,250,979	7,439,431	(10)
Total transaction accounts	12,916,991	12,875,603	1
Total deposits [e]	18,276,613	17,538,284	17
Shareholders' equity	2,136,798	2,084,030	10

[a] Excludes gains on sales of investment securities.
[b] Excludes loss on prepayment of FHLB advances.
[c] Ratio is calculated by dividing noninterest expense less merger and integration expense and loss on prepayment of FHLB advances by taxable equivalent net interest income plus noninterest income less gains on sales of investment securities and business.
[d] Excludes amortization of intangibles, net of tax, and intangible assets.
[e] Includes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	2005		2004
	Jun 30	Mar 31	Dec 31
NONPERFORMING ASSETS
Nonaccrual loans	$51,196	$49,908	$49,947
Renegotiated loans	716	722	734
Other real estate, net	15,832	18,452	19,998
Total nonperforming assets	$67,744	$69,082	$70,679
Accruing loans ninety days or more
past due	$13,725	$14,257	$15,509
Other repossessed assets	705	740	656
Total nonperforming assets as
a % of loans and ORE	0.34%	0.36%	0.37%

	2004
	Sep 30	Jun 30
NONPERFORMING ASSETS
Nonaccrual loans	$47,774	$62,536
Renegotiated loans	724	41
Other real estate, net	25,778	27,070
Total nonperforming assets	$74,276	$89,647
Accruing loans ninety days or more
past due	$15,595	$14,343
Other repossessed assets	1,559	1,520
Total nonperforming assets as
a % of loans and ORE	0.40%	0.50%

	Three Months Ended
	2005		2004
	Jun 30	Mar 31	Dec 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$246,565	$258,339	$256,038
Net charge-offs (NCO)	19,657	19,858	25,217
Allowance transferred to
other liabilities	-	(12,189)	-
Provision for loan losses	27,800	20,273	27,518
Balance at end of period	$254,708	$246,565	$258,339
Allowance for loan losses as
a % of total loans	1.27%	1.29%	1.37%

Allowance for loan losses as
a % of nonperforming loans	490.65	486.99	509.74

Allowance for loan losses as
a % of nonperforming assets	375.99	356.92	365.51

Annualized as a % of average loans:
NCO - QTD	0.40	0.42	0.54
NCO - YTD	0.41	0.42	0.51

	Three Months Ended
	2004
	Sep 30	Jun 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$250,573	$244,655
Net charge-offs (NCO)	20,152	22,260
Allowance transferred to
other liabilities	-	-
Provision for loan losses	25,617	28,178
Balance at end of period	$256,038	$250,573

Allowance for loan losses as
a % of total loans	1.39%	1.41%

Allowance for loan losses as
a % of nonperforming loans	527.94	400.42

Allowance for loan losses as
a % of nonperforming assets	344.71	279.51

Annualized as a % of average loans:
NCO - QTD	0.44	0.51
NCO - YTD	0.50	0.53

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Three Months Ended June 30
	2005
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$19,592,145	$294,036	6.02%
Investment securities held
to maturity	2,582,186	30,687	4.77
Investment securities available
for sale [a]	4,604,631	45,730	3.98
Other earning assets	69,368	613	3.54
Total earning assets [a]	26,848,330	371,066	5.54
Allowance for loan losses	(250,667)
Unrealized gain (loss) on
securities available for sale	(48,273)
Other assets	2,561,399
	$29,110,789

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,250,979	14,999	0.83
Time deposits	2,727,305	22,643	3.33
Certificates of deposit of
$100,000 or more [a]	2,637,292	21,168	3.22
Federal funds purchased and
securities sold under agreement
to repurchase	4,033,195	29,500	2.93
Other short-term borrowings	174,155	972	2.24
FHLB and other borrowings [a]	4,164,873	40,704	3.92
Total interest bearing liabilities [a]	20,987,799	129,986	2.48
Net interest spread		241,080	3.06%

Noninterest bearing demand deposits	5,666,012
Other liabilities	320,180
Shareholders' equity	2,136,798
	$29,110,789
Net yield on earning assets			3.60%

Taxable equivalent adjustment:
Loans		296
Investment securities held to maturity		555
Investment securities available
for sale		29
Other earning assets		14
Total taxable equivalent adjustment		894
Net interest income		$240,186

[a] Excludes adjustment for market valuation.

	Three Months Ended June 30
	2004
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$17,628,044	$223,510	5.10%
Investment securities held
to maturity	3,239,576	39,164	4.86
Investment securities available
for sale [a]	4,663,053	50,938	4.39
Other earning assets	62,951	289	1.85
Total earning assets [a]	25,593,624	313,901	4.93
Allowance for loan losses	(247,684)
Unrealized gain (loss) on
securities available for sale	37,836
Other assets	2,401,770
	$27,785,546

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,728,631	11,480	0.60
Time deposits	2,063,223	15,350	2.99
Certificates of deposit of
$100,000 or more [a]	1,708,475	9,095	2.14
Federal funds purchased and
securities sold under agreement
to repurchase	4,037,382	9,908	0.99
Other short-term borrowings	99,814	191	0.77
FHLB and other borrowings [a]	5,011,110	40,245	3.23
Total interest bearing liabilities [a]	20,648,635	86,269	1.68
Net interest spread		227,632	3.25%

Noninterest bearing demand deposits	4,906,400
Other liabilities	306,079
Shareholders' equity	1,924,432
	$27,785,546
Net yield on earning assets			3.58%

Taxable equivalent adjustment:
Loans		179
Investment securities held to maturity		661
Investment securities available
for sale		44
Other earning assets		9
Total taxable equivalent adjustment		893
Net interest income		$226,739

[a] Excludes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Six Months Ended June 30
	2005
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$19,304,555	$563,610	5.89%
Investment securities held
to maturity	2,644,520	63,379	4.83
Investment securities available
for sale [a]	4,547,101	91,923	4.08
Other earning assets	58,668	1,008	3.46
Total earning assets [a]	26,554,844	719,920	5.47
Allowance for loan losses	(255,155)
Unrealized gain on
securities available for sale	(35,713)
Other assets	2,554,337
	$28,818,313

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,344,685	28,703	0.79
Time deposits	2,542,336	41,374	3.28
Certificates of deposit of
$100,000 or more [a]	2,475,197	37,384	3.05
Federal funds purchased and
securities sold under agreement
to repurchase	4,183,645	55,692	2.68
Other short-term borrowings	155,060	1,504	1.96
FHLB and other borrowings [a]	4,145,781	77,005	3.75
Total interest bearing liabilities [a]	20,846,704	241,662	2.34
Net interest spread		478,258	3.13%

Noninterest bearing demand deposits	5,551,727
Other liabilities	309,322
Shareholders' equity	2,110,560
	$28,818,313
Net yield on earning assets			3.63%

Taxable equivalent adjustment:
Loans		587
Investment securities held to maturity		1,124
Investment securities available
for sale		61
Other earning assets		24
Total taxable equivalent adjustment		1,796
Net interest income		$476,462

[a] Excludes adjustment for market valuation.

	Six Months Ended June 30
	2004
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$17,606,069	$455,465	5.20%
Investment securities held
to maturity	3,054,420	74,408	4.90
Investment securities available
for sale [a]	4,442,271	94,995	4.30
Other earning assets	59,325	592	2.01
Total earning assets [a]	25,162,085	625,460	5.00
Allowance for loan losses	(247,389)
Unrealized gain on
securities available for sale	53,957
Other assets	2,403,225
	$27,371,878

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,719,821	23,830	0.62
Time deposits	1,942,012	30,434	3.15
Certificates of deposit of
$100,000 or more [a]	1,631,682	17,696	2.18
Federal funds purchased and
securities sold under agreement
to repurchase	4,111,950	20,020	0.98
Other short-term borrowings	107,718	393	0.73
FHLB and other borrowings [a]	4,880,864	81,714	3.37
Total interest bearing liabilities [a]	20,394,047	174,087	1.72
Net interest spread		451,373	3.28%

Noninterest bearing demand deposits	4,746,982
Other liabilities	315,711
Shareholders' equity	1,915,138
	$27,371,878
Net yield on earning assets			3.61%

Taxable equivalent adjustment:
Loans		327
Investment securities held to maturity		1,337
Investment securities available
for sale		89
Other earning assets		20
Total taxable equivalent adjustment		1,773
Net interest income		$449,600

[a] Excludes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Six Months
	Ended June 30
			%
	2005	2004	Change
NONINTEREST INCOME
Service charges on deposit accounts	$141,576	$137,322	3
Card and merchant processing fees	45,604	35,585	28
Insurance commissions	31,294	27,393	14
Retail investment sales	17,229	15,650	10
Asset management fees	13,707	11,419	20
Corporate and correspondent
investment sales	9,354	10,873	(14)
Bank owned life insurance	8,456	8,203	3
Other income	48,488	43,278	12
	315,708	289,723	9
Investment securities
gains, net	79	2,207	(96)
Gain on sale of business	4,791	-	-
Total noninterest income	$320,578	$291,930	10

NONINTEREST EXPENSE
Salaries and benefits	$240,106	$229,467	5
Equipment expense	40,229	37,301	8
Net occupancy expense	33,485	33,246	1
Professional services	29,234	26,747	9
Marketing expense	23,361	19,136	22
Communications expense	10,923	11,361	(4)
Amortization of intangibles	3,115	3,250	(4)
Merger and integration
expense	469	545	(14)
Other expense	63,545	60,275	5
	444,467	421,328	5
Loss on prepayment of FHLB advances	-	-	-
Total noninterest expense	$444,467	$421,328	5

	Three Months Ended
	2005		2004
	Jun 30	Mar 31	Dec 31
NONINTEREST INCOME
Service charges on deposit accounts	$78,927	$62,649	$72,085
Card and merchant processing fees	24,274	21,330	20,409
Insurance commissions	15,570	15,724	12,257
Retail investment sales	8,448	8,781	7,165
Asset management fees	6,646	7,061	5,768
Corporate and correspondent
investment sales	5,234	4,120	5,237
Bank owned life insurance	4,216	4,240	4,742
Other income	22,623	25,865	25,683
	165,938	149,770	153,346
Investment securities
gains, net	79	-	-
Gain on sale of business	-	4,791	-
Total noninterest income	$166,017	$154,561	$153,346

NONINTEREST EXPENSE
Salaries and benefits	$118,762	$121,344	$117,828
Equipment expense	20,170	20,059	19,567
Net occupancy expense	16,833	16,652	16,168
Professional services	15,154	14,080	17,226
Marketing expense	11,476	11,885	4,364
Communications expense	5,447	5,476	5,252
Amortization of intangibles	1,588	1,527	1,672
Merger and integration
expense	235	234	497
Other expense	32,930	30,615	32,075
	222,595	221,872	214,649
Loss on prepayment of FHLB advances	-	-	-
Total noninterest expense	$222,595	$221,872	$214,649

	Three Months Ended
	2004
	Sep 30	Jun 30
NONINTEREST INCOME
Service charges on deposit accounts	$73,401	$72,994
Card and merchant processing fees	19,554	19,016
Insurance commissions	11,787	12,806
Retail investment sales	8,501	8,092
Asset management fees	5,479	5,684
Corporate and correspondent
investment sales	4,347	4,910
Bank owned life insurance	4,224	4,031
Other income	19,892	22,486
	147,185	150,019
Investment securities
gains, net	25,129	-
Gain on sale of business	-	-
Total noninterest income	$172,314	$150,019

NONINTEREST EXPENSE
Salaries and benefits	$111,061	$111,330
Equipment expense	19,301	18,948
Net occupancy expense	16,377	16,768
Professional services	13,407	13,605
Marketing expense	9,749	10,467
Communications expense	5,246	5,838
Amortization of intangibles	1,621	1,624
Merger and integration
expense	233	300
Other expense	30,370	32,301
	207,365	211,181
Loss on prepayment of FHLB advances	25,136	-
Total noninterest expense	$232,501	$211,181